EXHIBIT 10.6

JOINDER AND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS JOINDER AND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Joinder”) is made and entered into as of December ___, 2016, by and among Cue Biopharma, Inc., a Delaware corporation (the “Company”), and the other parties signatory hereto (collectively, the “2016 Investors”).

STATEMENT OF PURPOSE

The Company previously entered into a Registration Rights Agreement dated as of June 15, 2015 with certain holders (the “2015 Holders”) of the Company’s common stock (“Common Stock”) pursuant to which the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, and applicable state securities laws, to the 2015 Holders with respect to such Common Stock (the “Registration Rights Agreement”), a copy of which is attached hereto as Annex 1. The Company now contemplates another offering of its Common Stock, made pursuant to one or more Securities Purchase Agreements (the “Securities Purchase Agreements”) to be entered into by and between the Company and each 2015 Holder that elects to participate in such offering and any other investors to whom the Company offers Common Stock in such offering (together with such 2015 Holders, the “2016 Investors”). In connection with the Securities Purchase Agreements, the Company intends to extend the registration rights under the Registration Rights Agreement to the 2016 Investors and the Common Stock purchased pursuant to the Securities Purchase Agreements. To that end, (i) the undersigned 2015 Holders, constituting at least a majority of the Registrable Securities outstanding as of the date hereof, pursuant to Section 12 of the Registration Rights Agreement, desire to the amend the Registration Rights Agreement as set forth herein and (ii) the undersigned 2016 Investors that are not 2015 Holders desire to be joined as parties to the Registration Rights Agreement, as amended by this Joinder.

NOW, THEREFORE, the Company and the undersigned 2016 Investors agree as follows:

1.	Defined Terms. Except as otherwise provided herein, all capitalized terms used in this Joinder have the meanings assigned thereto in the Registration Rights Agreement.

2.	Addition of Common Stock Sold under the Securities Purchase Agreements. The Registration Rights Agreement is hereby amended as follows:

(a)	Clause (h) of Section 13 is amended and restated to read: ““Registrable Securities” means (i) the shares of Common Stock issued the Holder or its assignees or successor in interest pursuant to the Securities Purchase Agreement and the 2016 Securities Purchase Agreement(s) and (ii) any other shares of Common Stock or any other securities issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.”

(b)	The following new clause (q) is added to Section 13: ““2016 Securities Purchase Agreement(s)” means the securities purchase agreement(s) pursuant to which the Company effected its offering of Common Stock in 2016 in an aggregate amount of at least $10 million.”

3.	Joinder of New 2016 Investors. Each 2016 Investor that was not previously a party to the Registration Rights Agreement hereby agrees to become a party to the Registration Rights Agreement with all right, title and interest as a Holder thereunder and subject to all of the terms and conditions thereof, and the 2015 Holders hereby acknowledge and agree to the joinder of such 2016 Investors as parties to the Registration Rights Agreement.

4.	Continued Viability of Registration Rights Agreement. The Registration Rights Agreement, as amended by this Joinder, shall remain in full force and effect, and this Joinder shall be deemed to be incorporated into the Registration Rights Agreement upon the effectiveness of the Securities Purchase Agreements and made a part thereof. Accordingly, the applicable provisions of Section 15 of the Registration Rights Agreement shall have equal force and effect with respect to the construction and interpretation of this Joinder. To the extent there is any conflict between the provisions of this Joinder and those of the Registration Rights Agreement as heretofore in effect, this Joinder shall control and otherwise govern and supersede such provisions.

5.	Notices. Holders are hereby notified that the Company’s address for notices pursuant to Section 15(b) of the Registration Rights Agreement shall be as follows:

Cue Biopharma, Inc.
675 W. Kendall Street
Cambridge, MA 94566
Attn: Chief Executive Officer

With a copy (for informational purposes only) to:

K&L Gates LLP
214 North Tryon Street, 47th Floor
Charlotte, NC 28202
Attn.: Mark R. Busch, Esq.
Fax No.: (704) 353-3694

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Joinder and Amendment to Registration Rights Agreement as of the day and year set forth in the first paragraph hereof.

CUE BIOPHARMA, INC.

By:
Name:	Dan Passeri
Title:	President and CEO

If a partnership, corporation, trust or other business entity:

Entity:

By:
Name:
Title:

If an individual:

Signature